Exhibit 21

Entity Name	Domestic State	Foreign Qualification
AF Motors, L.L.C.	DE	FL
ANL, L.P.	DE	FL
Arkansas Automotive Services, L.L.C.	DE
Asbury ANT, LLC	DE	MD
Asbury AR Niss L.L.C.	DE
Asbury Arlington MB, LLC	DE	TX
Asbury ART, LLC	DE	VA
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta CHEV, LLC	DE	GA
Asbury Atlanta Chevrolet L.L.C.	DE	GA
Asbury Atlanta Ford, LLC	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Hund L.L.C.	DE	GA
Asbury Atlanta Inf L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta K L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta Nis II, LLC	DE	GA
Asbury Atlanta Nis L.L.C.	DE	GA
Asbury Atlanta Toy 2 L.L.C.	DE	GA
Asbury Atlanta Toy L.L.C.	DE	GA
Asbury Atlanta VB L.L.C.	DE	GA
Asbury Atlanta VL L.L.C.	DE
Asbury Aurora Toy, LLC	DE	CO
Asbury Austin JLR, LLC	DE	TX
Asbury Automotive Arkansas Dealership Holdings L.L.C.	DE	MS
Asbury Automotive Arkansas L.L.C.	DE	MS
Asbury Automotive Atlanta II L.L.C.	DE	GA
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Central Florida, L.L.C.	DE
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Fresno L.L.C.	DE
Asbury Automotive Group L.L.C.	DE	CT, FL, NJ
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	GA, NY
Asbury Automotive Mississippi L.L.C.	DE	MS
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC, NJ, SC, VA
Asbury Automotive North Carolina Management L.L.C.	DE	NC

Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC, NJ, SC, VA
Asbury Automotive Oregon L.L.C.	DE
Asbury Automotive Southern California L.L.C.	DE
Asbury Automotive St. Louis II L.L.C.	DE	MO
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas L.L.C.	DE	TX
Asbury Automotive Texas Real Estate Holdings L.L.C.	DE	TX
Asbury Automotive West, LLC	DE
Asbury Baltimore F, LLC	DE	MD
Asbury Catonsville M, LLC	DE	MD
Asbury CH Motors L.L.C.	DE
Asbury Clarksville CBG, LLC	DE	MD
Asbury CO CDJR, LLC	DE	CO
Asbury CO GEN, LLC	DE	CO
Asbury CO HG, LLC	DE	CO
Asbury CO Lex, LLC	DE	CO
Asbury CO SUB, LLC	DE	CO
Asbury Dallas BEN, LLC	DE	TX
Asbury Dallas KAR, LLC	DE
Asbury Dallas MAS, LLC	DE
Asbury Dallas MB, LLC	DE	TX
Asbury Dallas MCL, LLC	DE
Asbury Dallas POR, LLC	DE	TX
Asbury Dallas RR, LLC	DE
Asbury Dallas VOL, LLC	DE	TX
Asbury Deland Hund, LLC	DE	FL
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury DFW JLR, LLC	DE	TX
Asbury Easton T, LLC	DE	MD
Asbury FCF, LLC	DE	VA
Asbury Fort Worth MB, LLC	DE	TX
Asbury Fresno Imports L.L.C.	DE
Asbury Ft. Worth Ford, LLC	DE	TX
Asbury Georgia TOY, LLC	DE	GA
Asbury Grapevine LEX, LLC	DE
Asbury Greeley SUB, LLC	DE	CO
Asbury IN CBG, LLC	DE	IN
Asbury IN CDJ, LLC	DE	IN
Asbury IN CHEV, LLC	DE	IN
Asbury IN FORD, LLC	DE	IN
Asbury IN HON, LLC	DE	IN
Asbury IN TOY, LLC	DE	IN
Asbury Indy Chev, LLC	DE	IN
Asbury Jax AC, LLC	DE	FL
Asbury Jax Ford, LLC	DE	FL

Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Hon L.L.C.	DE	FL
Asbury Jax K L.L.C.	DE
Asbury Jax Management L.L.C.	DE	FL
Asbury Jax VW L.L.C.	DE
Asbury Lakewood Chev, LLC	DE	CO
Asbury Lakewood Toy, LLC	DE	CO
Asbury Littleton JLR, LLC	DE	CO
Asbury Littleton Por, LLC	DE	CO
Asbury Longmont Hund, LLC	DE	CO
Asbury Management Services, LLC	DE	AR, AZ, FL, GA, IN, MO, MS, NC, NY, OH, PA, SC, TN, TX, VA
Asbury Mid-Atlantic, LLC	DE	MD, VA
Asbury MS CHEV L.L.C.	DE	IN, MS
Asbury MS Gray-Daniels L.L.C.	DE	MS
Asbury No Cal Niss L.L.C.	DE
Asbury Noblesville CDJR, LLC	DE	IN
Asbury OMK, LLC	DE	MD
Asbury Plano LEX, LLC	DE	TX
Asbury Risk Services, LLC	DE	AL, CT, IN, MO, MT, NE, NH, PA, TN, TX, VT
Asbury Sacramento Imports L.L.C.	DE
Asbury SC JPV L.L.C.	DE	SC
Asbury SC LEX L.L.C.	DE	SC
Asbury SC Toy L.L.C.	DE	SC
Asbury So Cal DC L.L.C.	DE
Asbury So Cal Hon L.L.C.	DE
Asbury So Cal Niss L.L.C.	DE
Asbury South Carolina Real Estate Holdings L.L.C.	DE	SC
Asbury St. Louis Cadillac L.L.C.	DE
Asbury St. Louis FSKR, L.L.C.	DE
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury St. Louis M L.L.C.	DE	MO
Asbury Sterling F, LLC	DE	VA
Asbury Tampa Management L.L.C.	DE	FL
Asbury Texas D FSKR, L.L.C.	DE
Asbury Texas H FSKR, L.L.C.	DE
Asbury TX Auction, LLC	DE	TX
Asbury Tysons CBG, LLC	DE	VA
Asbury Tysons CDJR, LLC	DE	VA
Asbury Tysons T, LLC	DE	VA
Asbury Westminster T, LLC	DE	MD
Asbury Wilmington L, LLC	DE
Asbury WMC, LLC	DE	MD

Asbury WMV, LLC	DE	MD
Asbury Woodbridge BG, LLC	DE	VA
Asbury Woodbridge F, LLC	DE	VA
Asbury Woodbridge H, LLC	DE	VA
Asbury Woodbridge K, LLC	DE	VA
Asbury-Deland Imports, L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA
Avenues Motors, Ltd.	FL
Bayway Financial Services, L.P.	DE	FL
BFP Motors L.L.C.	DE	FL
C & O Properties, Ltd.	FL
Camco Finance II L.L.C.	DE	NC, SC, VA
CFP Motors L.L.C.	DE	FL
CH Motors L.L.C.	DE	FL
CHO Partnership, Ltd.	FL
CK Chevrolet L.L.C.	DE
CK Motors LLC	DE
CN Motors L.L.C.	DE	FL
Coggin Automotive Corp.	FL
Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
CP-GMC Motors L.L.C.	DE
Crown Acura/Nissan, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown CHO L.L.C.	DE
Crown CHV L.L.C.	DE
Crown FDO L.L.C.	DE	NC
Crown FFO Holdings L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GCA L.L.C.	DE
Crown GDO L.L.C.	DE	NC
Crown GHO L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GPG L.L.C.	DE
Crown GVO L.L.C.	DE	NC
Crown Honda, LLC	NC
Crown Motorcar Company L.L.C.	DE	VA
Crown PBM L.L.C.	DE	NJ
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown SJC L.L.C.	DE
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
Escude-NN L.L.C.	DE	MS

Escude-NS L.L.C.	DE	MS
Escude-T L.L.C.	DE	MS
Florida Automotive Services L.L.C.	DE
HFP Motors L.L.C.	DE	FL
JC Dealer Systems, LLC	DE
KP Motors L.L.C.	DE	FL
Landcar Administration Company	UT	AZ, CA, CO, ID, MT, NM, NV, TX, WA
Landcar Agency, Inc.	UT	AL, AZ, CA, CO, DE, FL, GA, HI, ID, IN, MD, MO, MT, NC, NH, NM, NV, OR, SC, TN, TX, VA, WA, WI, WY
Landcar Casualty Company	UT	AL, AZ, CA, CO, DE, FL, GA, IN, MD, MO, MT, NC, NH, NV, SC, TN, TX, VA, WI, WY
LANDCAR GC, LLC	UT
Landcar Management, Ltd.	UT	AZ, NM
Larry H. Miller Company - Bountiful, L.L.C.	UT
LHM ACD, LLC	UT	NM
LHM ACJ, LLC	UT	AZ
LHM ADR, LLC	UT	AZ
LHM ALH, LLC	UT	NM
LHM AMT, LLC	UT	NM
LHM ANI, LLC	UT	CO
LHM Auto GP Holdings, LLC	DE
LHM Auto Intermediate Holdings I, LLC	DE
LHM Auto Intermediate Holdings II, LLC	DE
LHM AVW, LLC	UT	AZ
LHM BCD, LLC	ID
LHM BSU, LLC	ID
LHM BUC, LLC	UT	ID
LHM CHV, LLC	UT
LHM Collision CSCO, LLC	UT	CO
LHM Collision OCC, LLC	UT
LHM CTO, LLC	UT	CA
LHM DCJ, LLC	UT	CO
LHM DDR, LLC	UT	CO
LHM DNI, LLC	UT	CO
LHM FLT, LLC	UT	TX
LHM HOB, LLC	ID
LHM HON, LLC	UT
LHM HYN, LLC	UT	AZ
LHM LCJ, LLC	UT
LHM LEX, LLC	UT
LHM LFO, LLC	UT	CO
LHM LMD, LLC	UT	AZ

LHM MBL, LLC	UT
LHM MFD, LLC	UT	AZ
LHM MNI, LLC	UT	AZ
LHM MUR, LLC	UT
LHM NHR, LLC	UT	CO
LHM PCD, LLC	UT
LHM PCH, LLC	UT
LHM Peoria GEN, LLC	DE	AZ
LHM PFL, LLC	UT
LHM PNX, LLC	UT	AZ
LHM QCH, LLC	UT	NM
LHM QCJ, LLC	UT	NM
LHM RCD, LLC	UT
LHM SAX, LLC	UT
LHM SCD, LLC	UT	AZ
LHM SFL, LLC	UT
LHM SFO, LLC	UT
LHM SHO, LLC	UT	WA
LHM SPO Holdings, LLC	UT
LHM SWH, LLC	UT	NM
LHM TCD, LLC	UT	CO
LHM TCJ, LLC	UT	AZ
LHM TDR, LLC	UT	AZ
LHM TSD, LLC	UT	CA
LHM TVW, LLC	UT	AZ
LHM UCN, LLC	UT
LHM UCO, LLC	UT
LHM UCS, LLC	UT
McDavid Austin-Acra L.L.C.	DE	TX
McDavid Frisco-Hon L.L.C.	DE	TX
McDavid Grande L.L.C.	DE	TX
McDavid Houston-Hon, L.L.C.	DE	TX
McDavid Houston-Niss, L.L.C.	DE	TX
McDavid Irving-Hon, L.L.C.	DE	TX
McDavid Outfitters, L.L.C.	DE
McDavid Plano-Acra, L.L.C.	DE	TX
Mid-Atlantic Automotive Services, L.L.C.	DE	NC, NJ
Mississippi Automotive Services, L.L.C.	DE
Missouri Automotive Services, L.L.C.	DE
NP FLM L.L.C.	DE
NP MZD L.L.C.	DE
NP VKW L.L.C.	DE	AR
Osborn/Miller Automotive, L.L.C.	UT	CO
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL

Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Premier NSN L.L.C.	DE
Premier Pon L.L.C.	DE
Prestige Bay L.L.C.	DE
Prestige Toy L.L.C.	DE
Q Automotive Brandon FL, LLC	DE	FL
Q Automotive Cumming GA, LLC	DE	GA
Q Automotive Ft. Myers FL, LLC	DE
Q Automotive Group L.L.C.	DE
Q Automotive Holiday FL, LLC	DE	FL
Q Automotive Jacksonville FL, LLC	DE	FL
Q Automotive Kennesaw GA, LLC	DE	GA
Q Automotive Orlando FL, LLC	DE	FL
Q Automotive Tampa FL, LLC	DE
Southern Atlantic Automotive Services, L.L.C.	DE
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE
Tampa Mit, L.P.	DE
Texas Automotive Services, L.L.C.	DE
Thomason Auto Credit Northwest, Inc.	OR
Thomason Dam L.L.C.	DE
Thomason FRD L.L.C.	DE
Thomason Hund L.L.C.	DE
Thomason Pontiac-GMC L.L.C.	DE
WMZ Motors, L.P.	DE
WTY Motors, L.P.	DE	FL